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                                                                   EXHIBIT 99.4

             FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1999
                      (In thousands, except per share data)

                                                                                Pro Forma Adjustments
                                                     --------------------------------------------------------------------
                                                     Properties
                                                       sold                              Temple    Proposed     Sale of
                                                      prior to    Sale of    Spinoff of   Mall    Huntington   Properties
                                                      December   Crossroads   Imperial    Sale       Sale     to Radiant
                                        Historical    31, 1999       (1)        (2)       (3)        (4)          (5)      Pro Forma
                                        ----------  -----------  ----------  ---------   ------   ----------  -----------  ---------
Revenues
 Rents                                  $ 109,839   $ (53,647)  $ (11,378)                        $  (2,231)   $ (29,812)  $ 12,771
 Sales                                      6,643                                                                             6,643
 Interest - Mortgage loans                    463                                                                   (170)       293
               - Short-term invstments      2,649        (567)         (7)   $ (1,950)                               (87)        38
Equity in income from joint venture            64                                        $ (64)                               --
Management fees                               332                                                                               332
Other income                                  784                                                                               784
                                        ----------  ----------  ----------   ---------   ------   ----------   ----------  ---------
                                          120,774     (54,214)    (11,385)     (1,950)     (64)      (2,231)     (30,069)    20,861
                                        ----------  ----------  ----------   ---------   ------   ----------   ----------  ---------

Expenses
 Property operating                        36,224     (21,342)     (1,844)                              (78)      (8,574)     4,386
 Cost of goods sold                         8,670                                                                             8,670
 Real estate taxes                          9,937      (3,709)     (1,987)                             (356)      (3,068)       817
 Depreciation and amortization             25,331     (11,283)     (1,691)                             (242)      (7,742)     4,373
 Interest - Mortgage loans                 28,264     (11,221)     (4,327)                             (690)      (9,074)     2,952
          - Notes payable                   4,232      (4,193)                                                                   39
          - Senior notes                    1,113                                                                             1,113
          - Bank loans and other            4,833      (3,253)                                                                1,580
General and administrative                 14,664                                                                            14,664
Unrealized loss on carrying value of
  assets identified for disposition and                                                                                         --
  impaired assets                           9,800                                                                             9,800
                                        ----------  ----------  ----------   ---------   ------   ----------   ----------  ---------
                                          143,068     (55,001)     (9,849)         --       --       (1,366)     (28,458)    48,394
                                        ----------  ----------  ----------   ---------   ------   ----------   ----------  ---------


Loss before capital gain, extraordinary
loss, discontinued operations and
preferred dividend                      $ (22,294)  $     787   $  (1,536)  $  (1,950)   $ (64)   $    (865)   $  (1,611)  $(27,533)
                                        ==========  ==========  ==========   =========   ======   ==========   ==========  =========


Per share data

Basic weighted average shares              38,827                                                                            38,827
                                        ==========                                                                         =========
Diluted weighted average shares            38,836                                                                            38,836
                                        ==========                                                                         =========

Loss before capital gain, extraordinary
loss, discontinued operations and
preferred dividend, basic and diluted   $   (0.57)                                                                         $  (0.71)
                                        ==========                                                                         =========


(1) Crossroads was sold in April 2000.
(2) Spinoff of Imperial was in March 2000.
(3) Temple Mall was sold in August 2000.
(4) Huntington Garage was sold in December 2000.
(5) The sale of properties to Radiant was in March 2001.